UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08527

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:   January 31, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


AllianceBernstein International Research Growth Fund


Semi-Annual Report

January 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




March 14, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Research Growth Fund (the "Fund") for the semi-annual reporting period ended January 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominantly in the equity securities of carefully selected, international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Investment Results

The table on page 4 shows the Fund's performance compared to its former benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index, and its new benchmark, the MSCI All Country
(AC) World ex-U.S. Index, for the six- and 12-month periods ended January 31, 2006.

The Fund outperformed its new benchmark, the MSCI AC World ex-U.S. Index, during both the six- and 12-month periods. The Fund benefited both from strong stock selection in the energy and financials sectors, and diminishing headwinds against the growth investing style.

In particular, strong contribution was attributed to the energy sector where global supply remained tight against rising demand, in particular from China. Notably, oil services stocks were strong and the Fund had positive contribution from holdings that gained from increased demand for refining capacity and capital expenditure in the industry. In the financial sector, strong capital markets and healthy asset management volumes saw positive attribution from Credit Suisse; in Japan, Mitsubishi Tokyo Financial contributed positively to performance due to a recovery in the Japanese economy as the credit environment improved. Stock selection in the industrial sector also contributed to the Fund's performance.

The media sector was a weak performer during the period under review. In the U.K., a weaker consumer saw difficult trading conditions for consumer stocks, and one of the Fund's financial holdings suffered due to a deterioration of credit quality from the U.K. consumer. In addition, the Fund's telecommunications holdings underperformed due to increased competition and the threat of disruptive technology hurting the prospects for telecommunications stocks.

Market Review and Investment Strategy

Non-U.S. stocks staged a powerful rally in 2005 as global economic and corporate-profit growth remained strong while inflation stayed relatively subdued despite a steep run-up in energy prices. Investors were particularly pleased with renewed strength in Japan, which, after more than a decade of erratic economic growth, appeared poised for a sustained rebound. Robust growth elsewhere in Asia, especially China, also fostered investors' bullishness. Vigorous expansion in the U.S., the main engine of the world economy, provided further underpinning, while European growth was relatively slower.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 1


In comparison to the MSCI AC World ex-U.S. Index, the Fund was overweighted in health care and technology stocks, while energy/natural resources was the main underweight during the reporting period. The Fund's regional allocation was overweighted in Europe and the emerging markets. The Fund continues to own fundamentally superior stocks which the Fund's portfolio management team believes have certain characteristics, including: earnings growth that is underappreciated by the consensus and attractive rates of return on equity to their shareholders while maintaining valuation characteristics that are very similar to the broad market, in terms of price-to-earnings and price-to-book ratios.


2 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.65%, 2.35%, 2.35% and 1.35% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index nor the unmanaged MSCI All Country
(AC) World ex-U.S. Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. The MSCI AC World ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JANUARY 31, 2006
                                                          Returns
                                                  6 Months       12 Months
----------------------------------------------------------------------------
     AllianceBernstein International
       Research Growth Fund
       Class A                                     23.98%          32.36%
       Class B                                     23.48%          31.47%
       Class C                                     23.48%          31.33%
       Advisor Class                               24.07%          32.55%

     MSCI EAFE Growth Index**                      18.75%          23.10%

     MSCI AC World ex-U.S. Index**                 20.31%          26.94%

     ** Net Index. The dividend is reinvested after deduction of withholding tax.


See Historical Performance and Benchmark disclosures on previous page.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2006
---------------------------------------------------------------------------
                                             NAV Returns     SEC Returns
Class A Shares
1 Year                                             32.36%          26.69%
5 Years                                             3.35%           2.45%
Since Inception*                                    3.52%           2.96%

Class B Shares
1 Year                                             31.47%          27.47%
5 Years                                             2.55%           2.55%
Since Inception*                                    2.76%           2.76%

Class C Shares
1 Year                                             31.33%          30.33%
5 Years                                             2.55%           2.55%
Since Inception*                                    2.76%           2.76%

Advisor Class Shares#
1 Year                                             32.55%          32.55%
5 Years                                             3.61%           3.61%
Since Inception*                                    3.80%           3.80%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
---------------------------------------------------------------------------
Class A Shares
1 Year                                                             12.72%
5 Years                                                             1.00%
Since Inception*                                                    1.90%

Class B Shares
1 Year                                                             12.95%
5 Years                                                             1.12%
Since Inception*                                                    1.71%

Class C Shares
1 Year                                                             15.83%
5 Years                                                             1.12%
Since Inception*                                                    1.71%

Advisor Class Shares
1 Year                                                             18.07%
5 Years                                                             2.16%
Since Inception*                                                    2.75%


#    This  share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns.

* Inception Date: 3/3/98 for Class A, Class B, Class C and Advisor Class shares.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 5


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning                         Ending
                       Account Value                     Account Value                    Expenses Paid
                       August 1, 2005                   January 31, 2006                  During Period*
              ------------------------------    ------------------------------    ------------------------------
                  Actual       Hypothetical         Actual      Hypothetical**        Actual       Hypothetical
              --------------  --------------    --------------  --------------    --------------  --------------
Class A           $1,000          $1,000           $1,239.77       $1,016.89         $  9.31         $  8.39
Class B           $1,000          $1,000           $1,234.81       $1,013.36         $ 13.24         $ 11.93
Class C           $1,000          $1,000           $1,234.81       $1,013.36         $ 13.24         $ 11.93
Advisor
Class             $1,000          $1,000           $1,240.69       $1,018.40         $  7.62         $  6.87


* Expenses are equal to the classes' annualized expense ratios of 1.65%, 2.35%, 2.35% and 1.35% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


PORTFOLIO SUMMARY
January 31, 2006 (unaudited)


PORTFOLIO STATISTICS

Net Assets ($mil): $274.0


SECTOR BREAKDOWN*
[ ]  26.8%  Finance                     [PIE CHART OMITTED]
[ ]  15.9%  Energy
[ ]  11.3%  Health Care
[ ]   9.7%  Consumer Services
[ ]   8.9%  Technology
[ ]   6.7%  Consumer Staples
[ ]   5.4%  Consumer Manufacturing
[ ]   4.1%  Capital Goods
[ ]   3.5%  Basic Industry
[ ]   2.8%  Utilities
[ ]   1.6%  Aerospace & Defense
[ ]   1.5%  Multi-Industry
[ ]   0.5%  Transportation

[ ]   1.3%  Short-Term


COUNTRY BREAKDOWN*
[ ]  16.8%  Japan                       [PIE CHART OMITTED]
[ ]  15.4%  Switzerland
[ ]  13.3%  United Kingdom
[ ]   8.7%  France
[ ]   4.3%  Italy
[ ]   3.5%  Netherlands Antilles
[ ]   3.5%  Brazil
[ ]   3.5%  Hong Kong
[ ]   3.4%  Ireland
[ ]   2.8%  South Korea
[ ]   2.6%  Russia
[ ]   2.4%  Spain
[ ]   2.1%  Sweden
[ ]   2.1%  Australia
[ ]  14.3%  Other

[ ]   1.3%  Short-Term


* All data are as of January 31, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2.1% weightings in the following countries: Canada, Cayman Islands, Egypt, Germany, Greece, Hungary, India, Israel, Mexico, Netherlands, Norway, South Africa, Taiwan and Turkey.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 7


TEN LARGEST HOLDINGS
January 31, 2006 (unaudited)


                                                                Percent of
Company                                 U.S. $ Value            Net Assets
---------------------------------------------------------------------------
Schlumberger, Ltd.                       $ 9,252,870               3.4%
Credit Suisse Group                        8,554,366               3.1
UBS AG                                     8,031,142               2.9
Petroleo Brasileiro, SA (ADR)              7,654,560               2.8
Roche Holding AG                           7,164,057               2.6
ENI SpA                                    6,256,321               2.3
Lukoil (ADR)                               6,121,489               2.2
BNP Paribas, SA                            5,908,804               2.2
Novartis AG                                5,659,615               2.1
Nomura Holdings, Inc.                      5,306,552               1.9
------------------------------------------------------------------------
                                         $69,909,776              25.5%


8 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


PORTFOLIO OF INVESTMENTS
January 31, 2006 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.3%

Finance-26.2%
Banking-Money Center-15.7%
Anglo Irish Bank Corp. Plc.                     202,619     $  3,198,546
Banco Bilbao Vizcaya Argentaria, SA             157,276        3,179,066
BNP Paribas, SA                                  66,281        5,908,804
Credit Suisse Group(a)                          146,381        8,554,366
EFG Eurobank Ergasias                            55,772        2,072,590
Kookmin Bank                                     44,330        3,525,787
Mitsubishi UFJ Financial Group, Inc.                243        3,498,437
Standard Chartered Plc.                         100,426        2,493,796
Sumitomo Mitsui Financial Group, Inc.               209        2,434,673
UBS AG                                           73,835        8,031,142
                                                             ------------
                                                              42,897,207

Banking - Regional-1.5%
Allied Irish Banks Plc.                          83,380        1,876,037
Turkiye Is Bankasi Series C                     248,145        2,243,058
                                                             ------------
                                                               4,119,095

Brokerage & Money Management-2.7%
Man Group Plc.                                   60,821        2,209,098
Nomura Holdings, Inc.                           272,500        5,306,552
                                                             ------------
                                                               7,515,650

Insurance-5.1%
Cathay Financial Holding Co., Ltd.              509,000          951,372
ING Groep NV                                    116,057        4,141,671
Prudential Plc.                                 289,012        2,931,285
QBE Insurance Group, Ltd.                       209,012        3,057,968
Swiss Re(a)                                      37,899        2,817,318
                                                             ------------
                                                              13,899,614

Miscellaneous-1.2%
Aeon Credit Service Co., Ltd.                    18,100        1,616,785
FirstRand, Ltd.                                 531,719        1,696,306
                                                             ------------
                                                               3,313,091
                                                             ------------
                                                              71,744,657

Energy-15.6%
International-10.3%
China Petroleum and Chemical Corp.
  (Sinopec) Cl. H                             2,116,000        1,308,018
ENI SpA                                         206,480        6,256,321
Lukoil (ADR)                                     79,915        6,121,489
Norsk Hydro ASA                                  30,927        3,806,120
Petroleo Brasileiro, SA (ADR)(a)                 88,800        7,654,560
Total, SA                                        10,914        3,022,263
                                                             ------------
                                                              28,168,771


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
Oil Service-5.3%
GlobalSantaFe Corp.                              36,800     $  2,246,640
Saxon Energy Services, Inc.(a)                  587,500        2,939,950
Schlumberger, Ltd.                               72,600        9,252,870
                                                             ------------
                                                              14,439,460
                                                             ------------
                                                              42,608,231

Health Care-11.0%
Drugs-8.8%
Gedeon Richter Rt.                                5,000        1,046,210
GlaxoSmithKline Plc.                             54,063        1,384,012
Hikma Pharmaceuticals Plc.(a)                   158,722        1,239,589
Novartis AG                                     102,948        5,659,615
Roche Holding AG                                 45,349        7,164,057
Sanofi-Aventis                                   43,737        4,012,557
Takeda Pharmaceutical Co., Ltd.                  31,000        1,753,318
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                     40,400        1,722,252
                                                             ------------
                                                              23,981,610

Medical Products-2.2%
Alcon, Inc.                                      13,029        1,666,670
Nobel Biocare Holding AG                          8,421        1,909,045
Smith & Nephew Plc.                             137,098        1,360,825
Synthes, Inc.                                     9,961        1,193,000
                                                             ------------
                                                               6,129,540
                                                             ------------
                                                              30,111,150

Consumer Services-9.5%
Advertising-1.0%
WPP Group Plc.                                  246,287        2,734,548

Broadcasting & Cable-0.8%
Grupo Televisa, SA (ADR)                         14,600        1,219,830
Societe Television Francaise 1                   26,384          837,761
                                                             ------------
                                                               2,057,591

Cellular Communications-2.6%
America Movil SA de CV Series L (ADR)            35,800        1,207,534
Mobile TeleSystems (ADR)                         19,300          723,364
NTT DoCoMo, Inc.                                    582          930,294
Orascom Telecom Holding, SAE (GDR)(b)            13,424          888,669
Turkcell Iletisim Hizmetleri AS (ADR)            39,800          692,918
Vodafone Group Plc.                           1,257,127        2,643,906
                                                             ------------
                                                               7,086,685

Entertainment & Leisure-1.3%
Carnival Plc.                                    20,863        1,162,807
Namco Bandai Holdings, Inc.(a)                   55,400          832,145
OPAP, SA                                         44,189        1,662,737
                                                             ------------
                                                               3,657,689

Printing & Publishing-0.7%
Naspers, Ltd. Cl. N                              87,875        1,882,374


10 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
Resturants & Lodging-0.8%
Accor, SA                                        38,690     $  2,319,636

Retail - General Merchandise-1.8%
Billabong International, Ltd.                    80,600          900,865
GUS Plc.                                         54,116          995,630
Luxottica Group SpA                             112,483        2,941,297
                                                             ------------
                                                               4,837,792

Miscellaneous-0.5%
First Choice Holidays Plc.                      253,299        1,107,892
Li & Fung, Ltd.                                 170,000          316,916
                                                             ------------
                                                               1,424,808
                                                             ------------
                                                              26,001,123

Technology-8.7%
Communication Equipment-0.5%
LM Ericsson AB                                  389,781        1,417,934

Computer Peripherals-0.3%
LG Philips LCD Co., Ltd.(a)                      20,630          935,726

Computer Services-0.5%
CapGemini, SA(a)                                 32,094        1,467,174

Electronic Components-0.3%
LG Philips LCD Co., Ltd. (ADR)(a)                35,100          802,035

Internet Infrastructure-0.5%
Fastweb(a)                                       29,372        1,421,838

Semiconductor Capital Equipment-0.1%
ASML Holding NV(a)                               17,073          385,140

Semiconductor Components-1.5%
Samsung Electronics Co., Ltd.                     2,782        2,124,381
Taiwan Semiconductor Manufacturing Co.,
  Ltd.                                           12,287           25,482
Taiwan Semiconductor Manufacturing Co.,
  Ltd.
  Warrants, expiring 11/22/10(a)                921,384        1,829,869
                                                             ------------
                                                               3,979,732

Software-2.1%
Business Objects SA(a)                            9,430          390,889
Infosys Technologies, Ltd.                       31,706        2,066,401
LogicaCMG Plc                                   244,194          789,300
SAP AG(a)                                        11,569        2,376,424
                                                             ------------
                                                               5,623,014

Miscellaneous-2.9%
Canon, Inc.                                      44,800        2,695,267
Hoya Corp.                                       42,000        1,680,041


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Keyence Corp.                                     7,400     $  2,027,168
Tokyo Electron, Ltd.                             19,500        1,488,429
                                                             ------------
                                                               7,890,905
                                                             ------------
                                                              23,923,498

Consumer Staples-6.6%
Beverages-2.2%
Companhia de Bebidas das Americas pfd
  (ADR)                                          43,000        1,761,280
Pernod Ricard, SA                                 7,885        1,469,591
SABMiller Plc.                                  131,647        2,678,827
                                                             ------------
                                                               5,909,698

Food-1.9%
Groupe Danone                                     8,720          966,201
Nestle, SA                                       14,510        4,255,432
                                                             ------------
                                                               5,221,633

Retail - Food & Drug-1.1%
Tesco Plc.                                      505,785        2,860,887

Tobacco-0.5%
Altadis, SA                                      34,855        1,450,207

Miscellaneous-0.9%
Punch Taverns Plc.                              164,695        2,539,014
                                                             ------------
                                                              17,981,439

Consumer Manufacturing-5.2%
Auto & Related-2.2%
Denso Corp.                                      42,900        1,507,334
Toyota Motor Corp.                               87,400        4,511,857
                                                             ------------
                                                               6,019,191

Building & Related-3.0%
CRH Plc.                                        125,529        3,902,068
Rinker Group, Ltd.                              122,773        1,560,614
Vinci, SA                                        31,258        2,913,696
                                                             ------------
                                                               8,376,378
                                                             ------------
                                                              14,395,569

Capital Goods-4.0%
Electrical Equipment-2.3%
Atlas Copco AB Cl. A                            132,568        3,117,042
Sumitomo Electric Industries, Ltd.               89,400        1,478,303
Yamada Denki Co., Ltd.                           13,100        1,686,813
                                                             ------------
                                                               6,282,158

Engineering & Construction-0.3%
Obayashi Corp.                                   90,000          721,716

Machinery-0.9%
Hitachi Construction Machinery Co., Ltd.         13,200          363,567
Komatsu, Ltd.                                   112,000        2,061,964
                                                             ------------
                                                               2,425,531


12 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-0.5%
Nitto Denko Corp.                                17,100     $  1,444,805
                                                             ------------
                                                              10,874,210

Basic Industry-3.4%
Chemicals-0.9%
Hitachi Chemical Co., Ltd.                       79,000        2,440,548

Mining & Metals-2.5%
Aluminum Corp. of China, Ltd. Cl. H           2,808,000        2,604,379
BHP Billiton Plc.                                83,589        1,552,359
China Shenhua Energy Co., Ltd. Cl. H(a)       2,139,500        2,847,491
                                                             ------------
                                                               7,004,229
                                                             ------------
                                                               9,444,777

Utilities-2.7%
Electric & Gas Utility-0.8%
Datang International Power Generation Co.,
  Ltd. Cl. H                                  2,828,000        2,185,336

Telephone Utility-1.9%
Deutsche Telekom AG(a)                           86,171        1,365,270
Telecom Italia SpA                              342,490          962,409
Telefonica, SA                                  118,534        1,808,077
TeliaSonera AB                                  179,525        1,021,679
                                                             ------------
                                                               5,157,435
                                                             ------------
                                                               7,342,771

Aerospace & Defense-1.5%
Aerospace-1.5%
BAE Systems Plc.                                563,706        4,183,919

Multi-Industry-1.4%
Multi-Industry-1.4%
Mitsubishi Corp.                                 54,200        1,264,125
Mitsui & Co., Ltd.                              132,000        1,894,966
Rotork Plc.                                      64,681          823,170
                                                             ------------
                                                               3,982,261

Transportation-0.5%
Railroad-0.5%
East Japan Railway Co.                              195        1,353,652

Total Common Stocks & Other Investments
  (cost $193,024,843)                                        263,947,257


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 13


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
Bank of Montreal
  4.45%, 2/01/06
  (cost $3,400,000)                              $3,400     $  3,400,000

Total Investments-97.6%
  (cost $196,424,843)                                        267,347,257
Other assets less liabilities-2.4%                             6,627,101

Net Assets-100%                                             $273,974,358


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the aggregate market value of this security amounted to $888,669 or 0.3% of net assets.

     Glossary of Terms:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt
     Pfd - Preferred Stock

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


STATEMENT OF ASSETS & LIABILITIES
January 31, 2006 (unaudited)


Assets
Investments in securities, at value (cost $196,424,843)           $267,347,257
Foreign cash, at value (cost $2,422,474)                             2,472,084
Receivable for investment securities sold                            5,711,294
Receivable for capital stock sold                                      755,478
Interest and dividends receivable                                      377,294
Total assets                                                       276,663,407

Liabilities
Due to custodian                                                         3,472
Payable for capital stock redeemed                                   1,217,013
Payable for investment securities purchased and foreign
  currency contracts                                                   840,870
Printing fee payable                                                   358,090
Distribution fee payable                                               126,918
Transfer Agent fee payable                                              43,174
Advisory fee payable                                                    18,295
Accrued expenses and other liabilities                                  81,217
Total liabilities                                                    2,689,049
Net Assets                                                        $273,974,358

Composition of Net Assets
Capital stock, at par                                             $     22,042
Additional paid-in capital                                         371,076,917
Accumulated net investment loss                                     (1,871,114)
Accumulated net realized loss on investments
  and foreign currency transactions                               (166,224,000)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities           70,970,513
                                                                  -------------
                                                                  $273,974,358


Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                    ---------------------------
                                      Shares         Offering     Redemption
Class              Net Assets      Outstanding        Price          Price
-------------------------------------------------------------------------------
A                 $110,529,669      8,691,504        $ 13.28*       $ 12.72
B                 $ 88,835,431      7,408,042        $ 11.99             --
C                 $ 31,103,512      2,594,074        $ 11.99             --
Advisor           $ 43,505,746      3,347,988        $ 12.99        $ 12.99


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 15


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2006 (unaudited)


Investment Income
Dividends (net of foreign taxes withheld
  of $75,781)                                $  1,426,385
Interest                                           63,395      $  1,489,780

Expenses
Advisory fee                                      936,999
Distribution fee--Class A                         148,752
Distribution fee--Class B                         420,365
Distribution fee--Class C                         144,549
Transfer agency--Class A                          161,297
Transfer agency--Class B                          154,292
Transfer agency--Class C                           49,023
Transfer agency--Advisor Class                     61,944
Printing                                          381,653
Custodian                                         159,169
Legal                                              52,757
Administration                                     45,000
Registration                                       44,789
Audit                                              33,217
Directors' fees                                    11,883
Miscellaneous                                      15,838
Total expenses                                  2,821,527
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                    (410,636)
Less: expense offset arrangement
  (see Note B)                                    (10,627)
Net expenses                                                      2,400,264
Net investment loss                                                (910,484)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                        17,428,756(a)
  Foreign currency transactions                                     (12,185)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                    37,202,867
  Foreign currency denominated assets
    and liabilities                                                  29,853
Net gain on investments                                          54,649,291

Net Increase in Net Assets from
  Operations                                                   $ 53,738,807


(a)  Net of foreign capital gains taxes of $31,003.

See notes to financial statements.


16 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS


                                            Six Months Ended     Year Ended
                                            January 31, 2006      July 31,
                                              (unaudited)          2005
                                            ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                          $   (910,484)     $   (537,297)
Net realized gain on investment and
  foreign currency transactions                17,416,571        17,627,980
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities           37,232,720        18,969,421
Net increase in net assets from
  operations                                   53,738,807        36,060,104

Capital Stock Transactions
Net increase (decrease)                       (16,000,680)      112,921,281
Total increase                                 37,738,127       148,981,385

Net Assets
Beginning of period                           236,236,231        87,254,846
End of period (including accumulated
  net investment loss of $(1,871,114)
  and $(960,630), respectively)              $273,974,358      $236,236,231


See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 17


NOTES TO FINANCIAL STATEMENTS
January 31, 2006 (unaudited)


NOTE A
Significant Accounting Policies

AllianceBernstein International Research Growth Fund, Inc. (the "Fund"), was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or


18 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") (see Note K) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 19


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the specific class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital


20 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Until May 9, 2005, the Adviser waived its fees and bore certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. Effective May 10, 2005, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35% and 1.35% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the six months ended January 31, 2006, such waivers and reimbursements amounted to $410,636.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser waived a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended January 31, 2006, such fees amounted to $45,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund (see Note K). AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $296,208 for the six months ended January 31, 2006.

For the six months ended January 31, 2006, the Fund's expenses were reduced by $10,627 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 21


Fund's shares (see Note K). The Distributor has advised the Fund that it has retained front-end sales charges of $1,852 from the sales of Class A shares and received $1,703, $23,338 and $1,242 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2006, amounted to $335,610, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,106,375 and $1,241,865 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2006, were as follows:

                                              Purchases              Sales
                                            ------------         -------------
Investment securities (excluding
  U.S. government securities)               $96,805,561          $120,672,269
U.S. government securities                           -0-                   -0-


22 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                   $71,939,967
Gross unrealized depreciation                                    (1,017,553)
Net unrealized appreciation                                     $70,922,414

Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


NOTE E
Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 23


shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended              Six Months Ended
                   January 31, 2006  Year Ended  January 31, 2006   Year Ended
                      (unaudited)  July 31, 2005   (unaudited)    July 31, 2005
                     ------------   ------------  --------------  -------------
Class A
Shares sold              716,396       1,358,600     $8,066,118    $ 12,941,873
Shares converted
  from Class B           181,598          98,793      2,049,753         976,302
Shares issued in
  connection with
  the acquisitions of
  AllianceBernstein
  All-Asia Investment
  Fund and
  AllianceBernstein
New Europe Fund               -0-      7,115,439             -0-     52,005,064
Shares redeemed       (1,167,591)     (2,200,290)   (13,094,266)    (21,037,077)
Net increase
  (decrease)            (269,597)      6,372,542    $(2,978,395)   $ 44,886,162

Class B
Shares sold              176,633         719,691     $1,900,209    $  6,674,220
Shares converted
  to Class A            (190,703)       (105,415)    (2,049,753)       (976,302)
Shares issued in
  connection with
  the acquisitions of
  AllianceBernstein
  All-Asia Investment
  Fund and
  AllianceBernstein
  New Europe Fund             -0-      5,257,962             -0-     53,423,241
Shares redeemed       (1,088,336)     (2,105,960)   (11,432,815)    (19,136,574)
Net increase
  (decrease)          (1,102,406)      3,766,278  $ (11,582,359)   $ 39,984,585



24 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended              Six Months Ended
                   January 31, 2006  Year Ended  January 31, 2006   Year Ended
                      (unaudited)  July 31, 2005   (unaudited)    July 31, 2005
                     ------------   ------------  --------------  -------------
Class C
Shares sold              113,785       335,174     $ 1,209,644     $ 3,101,481
Shares issued in
  connection with
  the acquisitions of
  AllianceBernstein
  All-Asia Investment
  Fund and
  AllianceBernstein
  New Europe Fund             -0-    1,789,403              -0-     16,860,859
Shares redeemed         (394,253)     (782,232)     (4,138,685)     (7,151,721)
Net increase
  (decrease)            (280,468)    1,342,345     $(2,929,041)    $12,810,619

Advisor Class
Shares sold              584,470     1,173,637     $ 6,878,770     $11,554,197
Shares issued in
  connection with
  the acquisitions of
  AllianceBernstein
  All-Asia Investment
  Fund and
  AllianceBernstein
  New Europe Fund             -0-    1,030,873              -0-     10,035,460
Shares redeemed         (459,967)     (646,158)     (5,389,655)     (6,349,742)
Net increase             124,503     1,558,352     $ 1,489,115     $15,239,915


NOTE F
Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 25


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2006.


NOTE H
Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the fiscal year ending July 31, 2006 will be determined at the end of the current fiscal year. As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                    $ (182,657,045)(a)
Unrealized appreciation/(depreciation)                      32,754,267(b)
Total accumulated earnings/(deficit)                    $ (149,902,778)(c)

(a) On July 31, 2005, the Fund had a net capital loss carryforward of $182,657,045 (of which $13,177,479 and $57,429,833, respectively, were attributable to the purchases of net assets of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc.), of which $9,426,320 expires in the year 2008, $111,628,158 expires in the year 2009, $54,126,357 expires in the year 2010 and $7,476,210 expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $16,229,766. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the mergers with AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc., various limitations regarding the future utilization of all capital loss carryforwards may apply, based on certain provisions in the Internal Revenue Code.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to currency post October loss.


26 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


NOTE I
Acquisition of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc. by AllianceBernstein International Research Growth Fund, Inc. (the "Fund")

On June 24, 2005, the Fund acquired all of the net assets of the AllianceBernstein All-Asia Investment Fund, Inc. ("AAF"), pursuant to a plan of reorganization approved by the shareholders of AAF on May 31, 2005. On June 24, 2005, the acquisition was accomplished by a tax-free exchange of 2,797,744 shares of the Fund for 4,285,673 shares of AAF. The aggregate net assets of the Fund and AAF immediately before the acquisition were $86,443,444 and $26,953,145 (including $1,092,861 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $113,396,589.

On July 8, 2005, the Fund acquired all of the net assets of the AllianceBernstein New Europe Fund, Inc. ("ANEF"), pursuant to a plan of reorganization approved by the shareholders of ANEF on May 31, 2005. On July 8, 2005, the acquisition was accomplished by a tax-free exchange of 12,395,933 shares of the Fund for 7,725,899 shares of ANEF. The aggregate net assets of the Fund and ANEF immediately before the acquisition were $112,953,031 and $119,880,506 (including $13,417,068 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $232,833,537.


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 27


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


28 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 29


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii)


30 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE K
Subsequent Event

Effective February 24, 2006, the names of Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Alliance Global Investor Services, Inc. were changed to AllianceBernstein L.P.,
AllianceBernstein Investments, Inc. and AllianceBernstein Investor Services, Inc., respectively.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 31


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                            Class A
                             -----------------------------------------------------------------------------------------------------
                              Six Months
                                 Ended                                           December 1,
                              January 31,          Year Ended July 31,             2002 to             Year Ended November 30,
                                 2006             -------------------------        July 31,      ---------------------------------
                              (unaudited)            2005          2004            2003(a)           2002       2001       2000
                             -----------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period           $10.26               $8.50         $7.54            $7.31           $8.36     $10.50     $13.22

Income From Investment
  Operations
Net investment loss(b)            (.03)(c)            (.03)(c)      (.07)(c)(d)      (.03)(c)         (.09)      (.10)      (.14)
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign currency
  transactions                    2.49                1.79          1.03              .26             (.96)     (2.04)     (2.14)
Net increase (decrease)
  in net asset value
  from operations                 2.46                1.76           .96              .23            (1.05)     (2.14)     (2.28)

Less: Distributions
Distributions from
  net realized gain
  on investment and
  foreign currency
  transactions                      -0-                 -0-           -0-              -0-              -0-        -0-      (.44)
Total distributions                 -0-                 -0-           -0-              -0-              -0-        -0-      (.44)
Net asset value,
  end of period                 $12.72              $10.26         $8.50            $7.54            $7.31      $8.36     $10.50

Total Return
Total investment
  return based on
  net asset value(e)             23.98%              20.71%        12.73%            3.15%          (12.56)%   (20.38)%   (17.88)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)             $110,530             $91,949       $22,001          $23,851          $27,456    $40,555    $60,330
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                1.65%(f)(g)         1.94%(h)      2.23%            2.50%(g)         2.47%      2.17%      1.95%
  Expenses, before
    waivers/
    reimbursements                1.96%(f)(g)         2.09%         2.46%            2.99%(g)         2.47%      2.17%      1.95%
  Net investment loss             (.46)%(c)(f)(g)     (.29)%(c)     (.81)%(c)(d)     (.68)%(c)(g)    (1.17)%    (1.06)%    (1.07)%
Portfolio turnover rate             40%                136%           84%              56%              75%       171%       111%

See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class B
                           --------------------------------------------------------------------------------------------------------
                            Six Months
                               Ended                                          December 1,
                            January 31,             Year Ended July 31,         2002 to              Year Ended November 30,
                               2006             -------------------------       July 31,      -------------------------------------
                            (unaudited)            2005          2004           2003(a)           2002          2001       2000
                           --------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $9.71               $8.10         $7.25           $7.06            $8.12        $10.29      $13.05

Income From Investment
  Operations
Net investment loss(b)          (.06)(c)            (.09)(c)      (.13)(c)(d)     (.06)(c)         (.14)(c)      (.17)       (.23)
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign currency
  transactions                  2.34                1.70           .98             .25             (.92)        (2.00)      (2.09)
Net increase (decrease)
  in net asset value
  from operations               2.28                1.61           .85             .19            (1.06)        (2.17)      (2.32)

Less: Distributions
Distributions from
  net realized gain
  on investment and
  foreign currency
  transactions                    -0-                 -0-           -0-             -0-              -0-           -0-       (.44)
Total distributions               -0-                 -0-           -0-             -0-              -0-           -0-       (.44)
Net asset value,
  end of period               $11.99               $9.71         $8.10           $7.25            $7.06         $8.12      $10.29

Total Return
Total investment
  return based on
  net asset value(e)           23.48%              19.88%        11.72%           2.69%          (13.05)%      (21.09)%    (18.44)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)            $88,835             $82,622       $38,430         $45,815          $52,744       $80,353    $122,503
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements              2.35%(f)(g)         2.76%(h)      2.99%           3.20%(g)         3.20%         2.92%       2.67%
  Expenses, before
    waivers/
    reimbursements              2.70%(f)(g)         2.92%         3.26%           3.79%(g)         3.25%         2.92%       2.67%
  Net investment loss          (1.15)%(c)(f)(g)    (1.01)%(c)    (1.57)%(c)(d)   (1.38)%(c)(g)    (1.88)%(c)    (1.84)%     (1.79)%
Portfolio turnover rate           40%                136%           84%             56%              75%          171%        111%


See footnote summary on page 36.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class C
                           --------------------------------------------------------------------------------------------------------
                             Six Months
                                Ended                                          December 1,
                             January 31,             Year Ended July 31,         2002 to              Year Ended November 30,
                                2006             --------------------------      July 31,      ------------------------------------
                             (unaudited)           2005          2004            2003(a)           2002          2001       2000
                           --------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $9.71               $8.10         $7.25            $7.06            $8.13        $10.29     $13.05

Income From Investment
  Operations
Net investment loss(b)          (.06)(c)            (.08)(c)      (.13)(c)(d)      (.06)(c)         (.14)(c)      (.16)      (.23)
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign currency
  transactions                  2.34                1.69           .98              .25             (.93)        (2.00)     (2.09)
Net increase (decrease)
  in net asset value
  from operations               2.28                1.61           .85              .19            (1.07)        (2.16)     (2.32)

Less: Distributions
Distributions from
  net realized gain
  on investment and
  foreign currency
  transactions                    -0-                 -0-           -0-              -0-              -0-           -0-      (.44)
Total distributions               -0-                 -0-           -0-              -0-              -0-           -0-      (.44)
Net asset value,
  end of period               $11.99               $9.71         $8.10            $7.25            $7.06         $8.13     $10.29

Total Return
Total investment
  return based on
  net asset value(e)           23.48%              19.88%        11.72%            2.69%          (13.16)%      (20.99)%   (18.44)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)            $31,103             $27,911       $12,417          $15,257          $17,942       $28,990    $46,894
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements              2.35%(f)(g)         2.70%(h)      2.97%            3.20%(g)         3.20%         2.88%      2.66%
  Expenses, before
    waivers/
    reimbursements              2.68%(f)(g)         2.86%         3.21%            3.73%(g)         3.20%         2.88%      2.66%
  Net investment loss          (1.16)%(c)(f)(g)     (.96)%(c)    (1.54)%(c)(d)    (1.37)%(c)(g)    (1.90)%(c)    (1.80)%    (1.79)%
Portfolio turnover rate           40%                136%           84%              56%              75%          171%       111%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                           Advisor Class
                               ----------------------------------------------------------------------------------------------------
                                 Six Months
                                    Ended                                         December 1,
                                 January 31,            Year Ended July 31,         2002 to            Year Ended November 30,
                                    2006            --------------------------      July 31,      ---------------------------------
                                 (unaudited)           2005         2004            2003(a)           2002       2001       2000
                               ----------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period             $10.47               $8.65        $7.66            $7.41            $8.44     $10.58     $13.27

Income From Investment
  Operations
Net investment
  income (loss)(b)                  (.01)(c)             .03(c)      (.03)(c)(d)      (.01)(c)         (.07)      (.07)      (.09)
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign currency
  transactions                      2.53                1.79         1.02              .26             (.96)     (2.07)     (2.16)
Net increase (decrease)
  in net asset value
  from operations                   2.52                1.82          .99              .25            (1.03)     (2.14)     (2.25)

Less: Distributions
Distributions from
  net realized gain
  on investment and
  foreign currency
  transactions                        -0-                 -0-          -0-              -0-              -0-        -0-      (.44)
Total distributions                   -0-                 -0-          -0-              -0-              -0-        -0-      (.44)
Net asset value,
  end of period                   $12.99              $10.47        $8.65            $7.66            $7.41      $8.44     $10.58

Total Return
Total investment
  return based on
  net asset value(e)               24.07%              21.04%       12.92%            3.37%          (12.20)%   (20.23)%   (17.57)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                $43,506             $33,754      $14,407          $12,629          $11,437    $14,116    $18,800
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                  1.35%(f)(g)         1.67%(h)     1.90%            2.20%(g)         2.18%      1.86%      1.61%
  Expenses, before
    waivers/
    reimbursements                  1.66%(f)(g)         1.85%        2.13%            2.70%(g)         2.18%      1.86%      1.61%
  Net investment
    income (loss)                   (.16)%(c)(f)(g)      .30%(c)     (.37)%(c)(d)     (.32)%(c)(g)     (.85)%     (.78)%     (.68)%
Portfolio turnover rate               40%                136%          84%              56%              75%       171%       111%

See footnote summary on page 36.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 35


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d)  Net of expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Annualized.

(h) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                               Year Ended
                              July 31, 2005
                              -------------
Class A                          1.94%
Class B                          2.75%
Class C                          2.70%
Advisor Class                    1.67%


36 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


RESULTS OF SHAREHOLDERS MEETING
(unaudited)


The Annual Meeting of Stockholders of AllianceBernstein International Research Growth Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, the required number of outstanding shares voted in favor of the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, and the proposal was approved. With respect to the second item of business, the amendment and restatement of the Fund's charter, an insufficient number of required outstanding shares voted in favor of the proposal and therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.


                                                   Withheld
                               Voted For           Authority
                             -------------------------------
Ruth Block                    14,635,723           575,089
David H. Dievler              14,635,956           574,855
John H. Dobkin                14,626,886           583,925
Michael J. Downey             14,643,088           567,724
William H. Foulk, Jr.         14,625,399           585,413
D. James Guzy                 14,583,819           626,993
Marc O. Mayer                 14,622,968           587,843
Marshall C. Turner, Jr.       14,642,941           567,871


                                               Voted                    Broker
                               Voted For      Against    Abstained    Non-Votes
                             --------------------------------------------------
2   The amendment and
    restatement of the
    Charter.                  11,176,637      437,501      434,755         0

3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                               Voted                   Broker
                               Voted For      Against    Abstained    Non-Votes
                             ---------------------------------------------------
3.A.  Diversification         10,505,496      610,457     209,742     3,383,905

3.C.  Underwriting Securities 10,541,678      577,108     206,909     3,383,905

3.G.  Loans                   10,477,821      618,175     229,698     3,383,905


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 37


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Hiromitsu Agata, Vice President
Edward D. Baker III, Vice President
Michael R. Baldwin, Vice President
Thomas J. Bardong, Vice President
Isabel Buccellati, Vice President
William Johnston, Vice President
Siobhan McManus, Vice President
Valli Niththyananthan, Vice President
Michele Patri, Vice President
Paul Rissman, Vice President
Thomas Schmitt, Vice President
Robert Sheetz, Vice President
Christopher Toub, Vice President
Atsushi Yamamoto, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 76278-6003
Toll-Free (800) 221-5672

IndependentRegistered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management and investment decisions for AllianceBernstein International Research Growth Fund, Inc.'s portfolio are made by the Adviser's International Research Growth sector analyst-managers, with oversight by the Adviser's Portfolio Oversight Group.


38 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------
Wealth Strategies Funds
-------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------
Blended Style Funds
-------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------
Growth Funds
-------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
-------------------------------
Value Funds
-------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

-------------------------------
Taxable Bond Funds
-------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------
Municipal Bond Funds
-------------------------------
National            Michigan
Insured National    Minnesota
Arizona             New Jersey
California          New York
Insured California  Ohio
Florida             Pennsylvania
Massachusetts       Virginia

-------------------------------
Intermediate Municipal Bond Funds
-------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------
Closed-End Funds
-------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-------------------------------
Retirement Strategies Funds
-------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 39


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein International Research Growth Fund, Inc.**, (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services.

  2.  Management fees charged by other mutual fund companies for like services.

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

  4. Profit margins of the Adviser and its affiliates from providing such services.

  5.  Possible economies of scale as the Fund grows larger.

  6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

** Prior to May 16, 2005, AllianceBernstein International Research Growth Fund, Inc. was named AllianceBernstein International Premier Growth Fund, Inc.


40 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                  Advisory Fee Based on % of
                                                   Average Daily Net Assets
-----------------------------------------------------------------------------
AllianceBernstein International Research         First $2.5 billion      .75%
  Growth Fund, Inc.                              Next $2.5 billion       .65%
                                                 Excess over $5 billion  .60%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                  Latest
                                               Fiscal Year    As % of Average
                                                  Amount      Daily Net Assets
------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc                    $105,000.00         .11

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, the Fund is operating below its expense cap. Pro-forma expense ratio is also set forth below.

                                   Expense Cap
                                   pursuant to
                                     Expense
                                   Limitation       Pro-Forma          Fiscal
                                   Undertaking*    Expense Ratio**    Year End
-------------------------------------------------------------------------------
AllianceBernstein International   Advisor-1.35%      1.79%        July 31, 2004
  Research Growth Fund, Inc.      Class A-1.65%      2.08%
                                  Class B-2.35%      2.89%
                                  Class C-2.35%      2.82%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and


* Prior to May 10, 2005, the expense caps were 2.20% for the Advisor Class, 2.50% for Class A and 3.20% for Class B and Class C.

** This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 41


monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund. However, with respect to the Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund. The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. With respect to the Fund, the Adviser represented that there are no offshore retail mutual funds of similar investment style.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                   Lipper Group
                                         Fee          Median             Rank
------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.            0.750         0.938              1/6


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


42 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                       Lipper     Lipper                Lipper
                           Expense    Universe   Universe    Lipper     Group
                            Ratio      Median      Rank    Group Rank   Median
-------------------------------------------------------------------------------
AllianceBernstein
  International Research
  Growth Fund, Inc.         1.650       1.739        4/8        3/6      1.739


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related


** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 43


services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                               Amount Received
------------------------------------------------------------------------------
AllianceBernstein International Research Growth Fund, Inc.         $2,039

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                 12b-1Fee
                                                 Received**      CDSC Received
------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.                      $674,478         $96,760

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**  12b-1 amounts are gross amounts paid to ABIRM.


44 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                    AGIS Fee
----------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.                                        $386,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 45


The information prepared by Lipper showed the 1, 3 and 5 year performance ranking of the Fund relative to its Lipper universe:

                                                  Performance Year
                                       Rank in Performance Universe for Periods
                                                Ended March 31, 2005
-------------------------------------------------------------------------------
                                           1            3            5
-------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.             5/10         7/10          5/7


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


46 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


NOTES


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 47


NOTES


48 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IRG-0152-0106


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT

     12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Research Growth Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------------
         Marc O. Mayer
         President


Date:    March 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ------------------------
         Marc O. Mayer
         President


Date:    March 31, 2006

By:      /s/ Mark D. Gersten
         ------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:    March 31, 2006